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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                                Current Report

                    AMENDMENT TO APPLICATION OR REPORT FILED
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                              PRIMARK CORPORATION
            (Exact name of registrant as specified in its charter)


                                    1-8260
                           (Commission File Number)

                                AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated December 9, 1997, as set forth on the pages attached hereto:

                  Item 7. Financial Statements and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                          PRIMARK CORPORATION
                                                               (Registrant)

Date:  December 10, 1997                          By:   /s/ STEPHEN H. CURRAN
                                                  ---------------------------
                                                       Stephen H. Curran
                                                  Executive Vice President and
                                                    Chief Financial Officer
                                                  (Principal Financial Officer)
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Item 7.  Financial Statements and Exhibits

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Exhibits
 Exhibit
  Number     Description
--------     -----------
    2.1      Stock Purchase Agreement by and among Primark Corporation, Primark
             Information Services UK Limited and Litton Industries, Inc. and
             Litton U.K. Limited dated as of December 8, 1997.

    2.2 Information Technology Services Agreement by and among Primark Corporation, TASC, Inc. and Litton Industries, Inc.

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